UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (earliest event reported): June 19, 2012

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission file number)	(I.R.S. Employer Identification No.)

22 Victoria Street

Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                  Results of Operations and Financial Condition.

The information contained in this Current Report is furnished under Item 2.02 Results of Operations and Financial Condition.  In accordance with General Instruction B.2 of Form 8-K, the information hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing. The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

This slide presentation updates the registrant’s presentation that was furnished on a Form 8-K Current Report filed on May 22, 2012.  The slides are identical to the slides contained in the May 22, 2012 Form 8-K except the 2012 Revenue Outlook slide on page 15 has been replaced by two updated 2012 Revenue Outlook slides showing revenue in U.S. dollars and local currency, both quarterly (new page 15) and by region (new page 16).  On June 19, 2012, in Boston, MA, the registrant’s management will commence a series of oral presentations at meetings with analysts and investors.  The slides shown at those meetings are attached as an exhibit to this Current Report and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

99.1	June 19, 2012 slide presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

Date: June 19, 2012	By:	/s/ Edwin S. Hetherington
Edwin S. Hetherington
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	June 19, 2012 slide presentation.